UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 5, 2012

CHC Helicopter S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	333-179072	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4740 Agar Drive Richmond, British Columbia Canada	V7B 1A3
(Address of principal executive offices)	(Zip Code)

(604) 276-7500

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 5, 2012, CHC Helicopter S.A. (the “Company”) issued a press release reporting its financial results for the first quarter of fiscal year 2013 ended July 31, 2012. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

On September 6, 2012, the Company will conduct a properly noticed conference call to discuss its results of operations for the first quarter of fiscal year 2013 ended July 31, 2012 and to answer any questions raised by the call’s audience.

The conference call will be held on September 6, 2012 at 5 p.m. (Eastern time) and can be accessed via telephone as follows:

Phone: +1 647-427-3413

888-241-0394 (toll-free, North America only)

Conference ID: 20569193

Participants are encouraged to dial in 15 minutes before the start of the conference call to secure a line. To view a webcast of the slides, please visit the Investor Relations section of the Company’s website at www.chc.ca/AboutCHC/InvestorRelations.

An archived replay of the conference call will be available at the Investor Relations section of the Company’s website at www.chc.ca/AboutCHC/InvestorRelations.

The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Cautionary Note on Forward Looking Statements:

This Current Report on Form 8-K and the press release attached as Exhibit 99.1 hereto contain forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact included in this Current Report on Form 8-K and the press release attached as Exhibit 99.1 hereto, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to, the following: exchange rate fluctuations, industry exposure, inflation, inability to enter into new contracts or the loss of existing contracts, inability to maintain government issued licenses, inability to obtain necessary aircraft or insurance, competition, political, economic and regulatory uncertainty, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K, our quarterly report on Form 10-Q, and other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release entitled “CHC Posts Sixth Straight Quarter of Increased Revenue, EBITDAR in Fiscal Q1.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC Helicopter S.A.

By:	/s/ Russ Hill
	Name:	Russ Hill
	Title:	Authorized Signatory

Date: September 5, 2012